SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 23, 2001



                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     333-87381                13-3411414
(State or other Jurisdiction          (Commission            (I.R.S. Employer
       Incorporation)                File Number)         Identification Number)


                                 245 Park Avenue
                            New York, New York 10167
                          (principal executive offices)
                                 (212) 272-2000

THIS IS AN AMENDMENT TO OUR 8K FILING ON OCTOBER 25, 2001 TO INCLUDE THE DATE OF THE SIGNATURE PAGE. THE DATE TO BE FILLED IN IS OCTOBER 25, 2001.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 25, 2001


BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.


By: /s/ Michael Forastiere
   ------------------------
   Name: Michael Forastiere
   Title:  Vice President